                                                                EXHIBIT 10.5.38

                 SECOND AMENDMENT, dated as of August 28, 1996 (this "Amendment"), to the Amended and Restated Credit Agreement dated as of January 25, 1996 (as amended pursuant to the First Amendment thereto, dated as of April 23, 1996, and this Amendment and as the same may be further amended, supplemented, waived or otherwise modified from time to time, the "Credit Agreement"), among A.P.S., INC., a Delaware corporation (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (collectively, the "Lenders"; individually a "Lender") and THE CHASE MANHATTAN BANK (formerly known as Chemical Bank), a New York banking corporation, as agent for the Lenders (in such capacity, the "Agent").

                             W I T N E S S E T H :

                 WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement;

                 WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement in the manner provided for herein; and

                 WHEREAS, the Agent and the Lenders are willing to agree to the requested amendments, but only upon the terms and conditions set forth herein;

                 NOW THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

                 1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein are so used as so defined.

                 2. Amendment to Subsection 4.4. Subsection 4.4 of the Credit Agreement is hereby amended by deleting the reference to subsection 8.6(i) in the seventh line of paragraph (c) thereof and inserting in lieu thereof a reference to subsection 8.6(k).

                 3. Amendment to Subsection 8.3. Subsection 8.3 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of paragraph (m) thereof, (ii) inserting the phrase ";and" in lieu of the period at the end of paragraph (n) thereof and (iii) inserting a new paragraph (o) at the end thereof which will read as follows:

                 "(o) Liens pursuant to or resulting from the A.P.S., Inc. Executive 401(k) Deferral Plan or the A.P.S., Inc. Executive 401(k) Deferral Plan Trust Agreement (such plan and trust agreement, collectively, as amended, supplemented, waived or otherwise modified from time to time, the "401(k) Plan Documents")."

                 4. Amendment to Subsection 8.6. Subsection 8.6 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of paragraph (i) thereof, (ii) redesignating the current paragraph (j) thereof paragraph (k) and (iii) inserting a new paragraph (j) which will read as follows:

                 "(j) any sale, transfer or other Disposition of any of its property or assets pursuant to the 401(k) Plan Documents; and".

                 5. Amendment to Subsection 8.10. Subsection 8.10 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of paragraph (j) thereof, (ii) inserting the phrase "; and " in lieu of the period at the end of paragraph (k) thereof and (iii) inserting a new paragraph (l) at the end thereof which will read as follows:

                 "(l) Investments pursuant to the 401(k) Plan Documents."

                 6. Representations and Warranties. On and as of the date hereof and after giving effect to this Amendment, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 5 of the Credit Agreement mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date, provided that the references to the Credit Agreement in such representations and warranties shall be deemed to refer to the Credit Agreement as amended prior to the date hereof and pursuant to this Amendment.

                 7. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Agent of counterparts of this Amendment duly executed and delivered by the Borrower and the Required Lenders.

                 8. Continuing Effect; No Other Amendments. Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments provided for herein are limited to the specific subsections of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of the Agent's or the Lenders' willingness to amend, any other provisions of the Credit Agreement or the same subsections for any other date or time period (whether or not such other provisions or compliance with such subsections for another date or time period are affected by the circumstances addressed in this Amendment).

                 9. Expenses. The Borrower agrees to pay and reimburse the Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this





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                                                                              3

Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

                 10. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be delivered to the Borrower and the Agent.

                 11. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.


                                      A.P.S., INC.


                                      By:  /s/ E. EUGENE LAUVER
                                         -----------------------------------
                                         Title: Vice President


                                      THE CHASE MANHATTAN BANK (formerly
                                         known as Chemical Bank), as
                                         Agent and as a Lender


                                      By:   /s/ JULIE S. LONG
                                         -----------------------------------
                                         Title: Vice President


                                      THE BANK OF NEW YORK


                                      By:   /s/ ALAN F. LYSTER, JR.
                                         -----------------------------------
                                         Title: Vice President


                                      BANK ONE, COLUMBUS, N.A.


                                      By:   /s/ DOUGLAS H. KLAMFOTH
                                         -----------------------------------
                                         Title: Vice President

                                      BANQUE PARIBAS



                                      By:    /s/ PIERRE-JEAN de FILIPPIS
                                         ------------------------------------
                                         Title:  General Manager


                                      By:    /s/ KENNETH E. MOORE, JR.
                                         ------------------------------------
                                         Title:  Vice President


                                      BANK OF AMERICA ILLINOIS


                                      By:    /s/ THOMAS BARNETT
                                         ------------------------------------
                                         Title:  Vice President



                                      FIRST INTERSTATE BANK OF TEXAS,
                                        N.A.


                                      BY:    /s/ VALERIE B. CARLSON
                                         ------------------------------------
                                         Title:  Vice President


                                      FLEET BANK OF MASSACHUSETTS, N.A.


                                      BY:    /s/ KEVIN P. CRONIN
                                         ------------------------------------
                                         Title:  Senior Vice President


                                      THE FUJI BANK, LIMITED, HOUSTON
                                        AGENCY


                                      BY:    /s/ DAVID L. KELLEY
                                         ------------------------------------
                                         Title:  Vice President



                                      NATIONAL BANK OF CANADA


                                      BY:    /s/ LARRY SEARS
                                         ------------------------------------
                                         Title:  Group Vice President


                                      By:    /s/ BILL HANDLEY
                                         ------------------------------------
                                         Title:  Vice President

                                      NATIONSBANK OF TEXAS, NATIONAL
                                        ASSOCIATION



                                      By:   /s/ F. SCOTT SINGHOFF
                                         ------------------------------------
                                         Title: Senior Vice President



                                      NBD BANK


                                      By:   /s/ WILLIAM J. McCAFFREY
                                         ------------------------------------
                                         Title:



                                      SOCIETE GENERALE



                                      BY:   /s/ RICHARD A. GOULD
                                         ------------------------------------
                                         Title:



                                      WELLS FARGO BANK, N.A.



                                      BY:   /s/ MARY JO HOCH
                                         ------------------------------------
                                         Title:



                                      FIRST AMERICAN NATIONAL BANK



                                      BY:   /s/ COREY NAPIER
                                         ------------------------------------
                                         Title:



                                      AMSOUTH BANK OF ALABAMA



                                      By:   /s/ JOHN HOOKER
                                         ------------------------------------
                                         Title:



                                      THE MITSUBISHI TRUST AND BANKING
                                      CORPORATION



                                      BY:   /s/ SHINICHI MAKAKUBO
                                         ------------------------------------
                                         Title:

         Each of the undersigned hereby consents to the foregoing Amendment and hereby confirms, reaffirms and restates that its obligations under or in respect of the Credit Agreement and the documents related thereto to which it is a party are and shall remain in full force and effect after giving effect to the foregoing Amendment.



                                        APS HOLDING CORPORATION



                                        By:   /s/ E. EUGENE LAUVER
                                           ----------------------------------
                                           Title: Vice President



                                        BIG A AUTO PARTS, INC.



                                        By:   /s/ E. EUGENE LAUVER
                                           ---------------------------------
                                           Title: Vice President




                                        AUTOPARTS FINANCE COMPANY, INC.



                                        By:   /s/ E. EUGENE LAUVER
                                           ---------------------------------
                                           Title: Vice President



                                        APS SUPPLY, INC.



                                        By:   /s/ E. EUGENE LAUVER
                                           ---------------------------------
                                           Title: Vice President



                                        AMERICAN PARTS SYSTEM, INC.



                                        By:   /s/ E. EUGENE LAUVER
                                           ---------------------------------
                                           Title: Vice President



                                        A.P.S. MANAGEMENT SERVICES, INC.



                                        By:   /s/ E. EUGENE LAUVER
                                           ---------------------------------
                                           Title: Vice President

                                                                              2
                                        PARTS, INC.



                                        By:   /s/ E. EUGENE LAUVER
                                           ---------------------------------
                                           Title: Vice President



                                        PRESATT, INC.



                                        By:   /s/ E. EUGENE LAUVER
                                           ---------------------------------
                                           Title: Vice President



                                        INSTALLERS' SERVICE WAREHOUSE, INC.



                                        By:   /s/ E. EUGENE LAUVER
                                           ---------------------------------
                                           Title: Vice President